UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2026
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On July 30, 2026, the Board of Directors (the “Board”) of Provident Financial Services, Inc. (the “Company”) elected Michael E. Regan as a Class of 2028 director for a term expiring at the 2028 annual meeting of stockholders and until his successor is elected and qualified. Mr. Regan also was elected to the Board of Directors of Provident Bank (the “Bank”), the Company’s wholly owned subsidiary. In connection with Mr. Regan’s election, the Company and the Bank have each expanded the sizes of their respective Boards of Directors from 12 to 13 directors. In addition, Mr. Regan was appointed to serve as a member of the Company’s Audit Committee, the Enterprise Risk Committee and the Finance Committee.

There is no arrangement or understanding between Mr. Regan and any other person pursuant to which he was elected as a director. There is no current or currently proposed transaction as to which the Company or any of its subsidiaries was or is to be a participant and in which Mr. Regan has or will have a direct or indirect material interest, and which would be reportable as a related person transaction pursuant to Item 404(a) of Regulation S-K.

For his service on the Board, Mr. Regan will receive the standard compensatory arrangements provided to other non-employee directors of the Company, including cash retainers and equity awards, as described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 8, 2026, and such information is incorporated herein by reference.

Appointment of Principal Accounting Officer

On July 30, 2026, Diane Gigliotti, previously Senior Vice President and Controller of the Bank, was appointed to the role of Senior Vice President and Chief Accounting Officer of the Company and the Bank. In her new role, Ms. Gigliotti will be responsible for leading the Company and the Bank’s accounting function, providing oversight of accounting policy, financial reporting, regulatory reporting, internal controls, tax oversight, and accounting operations. As Chief Accounting Officer, she will also serve as a strategic advisor to the Executive Leadership Team and the Board on complex accounting matters, helping ensure the integrity of the Company’s financial reporting and supporting sound business decision-making.

In connection with Ms. Gigliotti's appointment, she will receive an initial annual base salary of $310,000, a target annual incentive opportunity equal to 30% of her annual base salary and a target long-term incentive opportunity equal to 25% of her annual base salary. She will also be eligible to participate in the employee benefit plans generally available to similarly situated executives.

Ms. Gigliotti, age 46, joined the Company in 2023 and brings more than 20 years of experience in accounting, finance, regulatory reporting, and financial services leadership. Prior to joining the Company, she served as Chief Financial Officer and Managing Director of BBVA’s New York Branch, where she was responsible for accounting, financial reporting, regulatory reporting, tax oversight, audit coordination, and executive financial management. During her tenure, she led numerous regulatory, accounting, and operational initiatives, including the implementation of new accounting standards, regulatory compliance programs, and process improvement projects. Earlier in her career, Ms. Gigliotti held finance and accounting positions with Merrill Lynch and PricewaterhouseCoopers, where she developed extensive expertise in financial reporting, technical accounting, regulatory compliance, and audit management. She earned a Master of Business Administration from New York University’s Leonard N. Stern School of

Business and a Bachelor of Science in Accounting from Rutgers University. She is also a Certified Public Accountant.

There is no current or currently proposed transaction as to which the Company or any of its subsidiaries was or is to be a participant and in which Ms. Gigliotti has or will have a direct or indirect material interest, and which would be reportable as a related person transaction pursuant to Item 404(a) of Regulation S-K. There also are no family relationships between Ms. Gigliotti and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer.

Item 7.01.    Regulation FD Disclosure

A copy of the press release announcing Mr. Regan’s election to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing Ms. Gigliotti’s appointment as Senior Vice President and Chief Accounting Officer is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed“ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act“), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)     Shell Company Transactions. Not applicable.

(d)    Exhibits.

Exhibit No.        Description
99.1    Press release announcing the election of director dated August 4, 2026
99.2    Press release announcing the appointment of Principal Accounting Officer dated August 4, 2026
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	August 4, 2026	By:/s/ Bennett MacDougall
Bennett MacDougall
EVP, General Counsel & Corporate Secretary